SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

April 21, 2005

MOBILEPRO CORP.
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(Exact Name of Registrant as Specified in Charter)

Delaware	000-51010	87-0419571
State of Incorporation)	(Commission File Number )	(IRS Employer Identification No.)

(Stat

6701 Democracy Blvd., Suite 300
Bethesda, MD 20817
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(Address of principal executive offices) (Zip Code)

(301) 315-9040
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(Registrant's telephone number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 21, 2005, we issued a press release which included a letter to our stockholders from our President and Chief Executive Officer, Jay O. Wright.

A copy of the press release is attached as an exhibit under Item 9.01(c) of this report.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits Furnished.

99.1	Press Release, dated April 21, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

  By: /s/ Jay O. Wright
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  Jay O. Wright
  President and Chief Executive Officer
  MOBILEPRO CORP.

Date: April 26, 2005